Exhibit 32.2          Certification.

Certification of Chief Accounting Officer of BENTLEYCAPITALCORP.COM INC., pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and Section 1350 of 18 U.S.C. 63.

I, Edward Alexander, the Chief Accounting Officer of BENTLEYCAPITALCORP.COM INC. hereby certify that BENTLEYCAPITALCORP.COM INC.'s periodic report on Form 10-QSB and the financial statements contained therein fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d) and that information contained in the periodic report on Form 10-QSB and the financial statements contained therein fairly represents, in all material respects, the financial condition and results of the operations of BENTLEYCAPITALCORP.COM INC.

Date:  November  12,  2003

(signed)_____________________
Edward  Alexander
/s/  Edward  Alexander
Chief  Accounting  Officer  of
BENTLEYCAPITALCORP.COM  INC.

A signed original of this written statement required by Section 906 has been provided to BENTLEYCAPITALCORP.COM INC. and will be retained by BENTLEYCAPITALCORP.COM INC. and furnished to the Securities and Exchange Commission or its staff upon request.


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